UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 9, 2017

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England		W1J8AJ
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

NOBLE CORPORATION

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Suite 3D, Landmark Square 64 Earth Close P.O. Box 31327 Georgetown, Grand Cayman, Cayman Islands, BWI		KY-1 1206
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (345) 938-0293

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This combined filing on Form 8-K is separately filed by Noble Corporation plc, a public limited company incorporated under the laws of England and Wales (“Noble-U.K.”), and Noble Corporation, a Cayman Islands company (“Noble-Cayman”). Information in this filing relating to Noble-Cayman is filed by Noble-U.K. and separately by Noble-Cayman on its own behalf. Noble-Cayman makes no representation as to information relating to Noble-U.K. (except as it may relate to Noble-Cayman) or any other affiliate or subsidiary of Noble-U.K. This report should be read in its entirety as it pertains to each of Noble-U.K. and Noble-Cayman.

Item 1.01 Entry into a Material Definitive Agreement.

The information included under Item 2.03 of this Current Report is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Noble Holding (U.S.) Corporation 7.50% Senior Notes due 2019

In connection with an internal reorganization involving various subsidiaries of Noble-U.K., on January 9, 2017, Noble Holding (U.S.) Corporation, a Delaware corporation (“NHC”), merged (the “Merger”) with and into Noble Eagle LLC, a Delaware limited liability company (“Noble Eagle”), with Noble Eagle as the surviving entity (which, pursuant to the Merger, changed its name to Noble Holding (U.S.) LLC) (the “Surviving Entity”). In connection with the Merger, on January 9, 2017, the Surviving Entity, Noble Drilling Services 6 LLC, a Delaware limited liability company, Noble Drilling Holding LLC, a Delaware limited liability company, Noble-Cayman, and The Bank of New York Mellon Trust Company, N.A., successor in interest to JPMorgan Chase Bank, National Association (formerly Chase Bank of Texas, National Association), as trustee, entered into a Seventh Supplemental Indenture to the Indenture dated as of May 1, 1999 (as amended and supplemented to date, the “Indenture”). The Indenture governs NHC’s 7.50% Senior Notes due 2019 (the “2019 Notes”), of which approximately $201.7 million in aggregate principal amount were outstanding as of December 31, 2016. Pursuant to the Seventh Supplemental Indenture and effective upon the consummation of the Merger, the Surviving Entity, as successor by merger to NHC, became an issuer under the Indenture and assumed NHC’s covenants and obligations under the Indenture, including the due and punctual payment of the principal of, premium, if any, interest on and additional amounts due under the 2019 Notes.

The foregoing description is qualified in its entirety by reference to the Seventh Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

4.1	—	Seventh Supplemental Indenture, dated as of January 9, 2017, among Noble Holding (U.S.) LLC, as Successor Issuer, Noble Drilling Services 6 LLC, as Co-Issuer, Noble Drilling Holding LLC, as Co-Issuer, Noble Corporation, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee (relating to Noble Holding (U.S.) Corporation 7.50% Senior Notes due 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation plc, a company registered under the laws of England and Wales

Date: January 13, 2017

	By:	/s/ Dennis J. Lubojacky
Dennis J. Lubojacky
Chief Financial Officer, Vice President and Controller

Noble Corporation, a Cayman Islands company

	By:	/s/ Dennis J. Lubojacky
Dennis J. Lubojacky
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

4.1	—	Seventh Supplemental Indenture, dated as of January 9, 2017, among Noble Holding (U.S.) LLC, as Successor Issuer, Noble Drilling Services 6 LLC, as Co-Issuer, Noble Drilling Holding LLC, as Co-Issuer, Noble Corporation, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee (relating to Noble Holding (U.S.) Corporation 7.50% Senior Notes due 2019).